UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 8, 2023

MachTen, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-56553	92-3979418
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1516 Barlow Street, Suite D, Traverse City, MI	49686
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 642-4227

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously reported, on August 31, 2023, LICT Corporation (“LICT”) distributed to the holders of its common stock, by way of a pro rata dividend (the “Distribution”), 81% of the common stock of MachTen, Inc. (“MachTen” or the “Company”).  Prior to the Distribution and in contemplation thereof, on August 8, 2023, the Company entered into a Contribution Agreement with LICT, pursuant to which LICT contributed all the shares of its wholly-owned subsidiary, LMT Holding Corporation, a Delaware corporation (“LMT Holding”), and each of LMT Holding’s indirect wholly-owned operating subsidiaries which operate in Michigan providing regulated and unregulated internet access broadband and communications services, in exchange for (i) 3,172,407 shares of MachTen’s common stock and (ii) a cash dividend to be paid in the amount of $15 million (the “Contribution”).

This Amendment No. 1 to Form 8-K (this “Amendment”) amends and supplements the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on August 14, 2023 (the “Original Form 8-K”) to (i) incorporate the information set forth under Item 1.01 of the Original Form 8-K into Item 2.01 hereof, and (ii) provide the unaudited pro forma financial information of the Company reflecting the performance of the Company’s businesses after giving effect to the Contribution, as required under Item 9.01 of Form 8-K. No other modifications to the Original Form 8-K are being made by this Amendment. This Amendment should be read in connection with the Original Form 8-K, which provides a more complete description of the Contribution.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of the Original Form 8-K and in the Introductory Note above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The following unaudited pro forma condensed combined financial statements of the Company reflecting the performance of the Company’s businesses after giving effect to the Contribution are attached hereto as Exhibit 99.1 and incorporated herein by reference:

•	Unaudited pro forma condensed consolidated balance sheet as of June 30, 2023;
•	Unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2023; and
•	Notes to the unaudited pro forma condensed combined financial information.

(d)	Exhibits.

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Combined Financial Statements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACHTEN, INC.

Dated: October 24, 2023	By:	/s/ Stephen J. Moore
		Name:	Stephen J. Moore
		Title:	Interim Chief Financial Officer